UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 20, 2001

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

              000-27879                                     65-0683539
              ---------                                     ----------
     (Commission File Number)         (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

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

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

    On January 10, 2001 the Corporation closed on the acquisition pursuant to the Acquisition Agreement dated October 12, 2000 as previously reported in a 8-K filed on October 20, 2000. Pursuant to this agreement the Corporation acquired from TRSG Corporation (OTCBB:TSGO) 13,448,660 (post-reverse) shares of TRSG's common stock. TRSG became as a result of this transaction a more than 80% owned subsidiary of Gateway Distributors, Ltd.

    TRSG will take control and operate the network marketing company "The Right Solution." This company sells nutritional, health and dietary supplements and products throughout North America and Japan. TRSG acquired all of the business and existing networking distribution operations of The Right Solution from Gateway.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         Pro Forma Financial Information

    On January 10, 2001 TRSG, Corporation, ("TRSG") became a subsidiary of Gateway Distributors, LTD ("Gateway") by issuing 85% of their common stock (13,448,660 shares) in exchange for substantially all of the assets of Gateway. The following pro forma financial statements reflect the adjustments resulting from this transaction. The December 31, 2000 audited financial statements and the quarterly filings for 2000 of Gateway and TRSG, Corporation should be read in conjunction with this combined financial statement.

    This pro forma information assumes that the acquisition occurred as of December 31, 2000, although the actual acquisition occurred on January 10, 2001. As such, the pro forma financial statements are not necessarily indicative of the operating results achieved by either company at such time.





                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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


                                TRSG, CORPORATION
                             COMBINED BALANCE SHEET
                                DECEMBER 31, 2000
                                                                      PROFORMA                   PROFORMA
                                                   TRSG              ADJUSTMENTS                 COMBINED
                                              -------------     -------------------          ---------------

     ASSETS
     Current Assets
     Cash                                     $           -       $           2,625      {1}  $        2,625
     Accounts receivable                                  -                  51,233      {1}          51,233
     Inventories                                          -                 205,711      {1}         205,711
     Prepaid expenses and other                           -                 127,675      {1}         127,675
                                              -------------     -------------------          ---------------
       Total current assets                                                 387,244                  387,244


     Property & equipment                                 -                 427,830      {1}         427,830
     Less: accumulated amortization                       -               (269,861)      {1}       (269,861)
                                              -------------     -------------------          ---------------
                                                                            157,969                  157,969
     Other Assets

     Goodwill, net of accumulated
     amortization of $74,244                              -                 927,787      {1}         927,787
     Other assets                                         -                  35,410      {1}          35,410
                                              -------------     -------------------          ---------------
                                                          -                 963,197                  963,197

     Total Assets                              $          -       $       1,508,410           $    1,508,410
                                              =============     ===================          ===============

     LIABILITIES & STOCKHOLDERS' EQUITY

     Current Liabilities

     Accounts payable                          $     10,290       $              -            $       10,290
     Judgement payable                               50,000                                           50,000
                                              -------------     -------------------          ---------------
       Total current liabilities                     60,290                      -                    60,290
       Stockholders' Equity

     Common stock - $.001 par value,
     200,000,000 shares authorized:
     2,368,988 shares issued and
     outstanding at December 31, 2000                 2,369                  13,449      {1}          15,818
     Additional paid in capital                     200,975               1,494,961      {1}       1,695,936
     Accumulated deficit                          (263,634)                                        (263,634)
                                              -------------     -------------------          ---------------
       Total Stockholders' Equity                  (60,290)               1,508,410                1,508,410
                                              -------------     -------------------          ---------------
     Total Liabilities and Stockholders'
     Equity                                    $         -        $       1,508,410           $    1,508,410
                                             ==============     ===================         ================

 {1}       Adjustment to reflect acquisition of Gateway Distributors, LTD assets

                                TRSG, CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                      TRSG

                                                                            PROFORMA                      PROFORMA
                                                                           ADJUSTMENTS                    COMBINED
                                                                     ======================          ================
                                                                                                        >

     NET SALES                                 $         -            $                  -           $             -
     COST OF SALES                                       -                               -                         -
                                              =============          ======================          ================
     GROSS PROFIT                                        -                               -                         -
     SELLING, GENERAL AND
        ADMINISTRATIVE EXPENSES                     122,577                              -                    122,577
                                              =============          ======================          ================
     INCOME FROM OPERATIONS                       (122,577)                              -                  (122,577)

     OTHER INCOME (EXPENSE)
     INTEREST EXPENSE                              (44,904)                              -                   (44,904)
     DEBT FORGIVENESS                               205,000                              -                    205,000
     JUDGEMENT SETTLEMENT                           558,970                              -                    558,970
                                              =============                                          ================
                                                    719,066                              -                    719,066
                                              =============          ======================          ================

     NET INCOME                                $    596,489                              -                    596,489
                                              =============          ======================          ================

     BASIC & DILUTED EARNINGS PER SHARE        $       0.20           $                  -           $           0.20
                                              =============          ======================          ================

     WEIGHTED AVERAGE SHARES
        OUTSTANDING                               3,018,366                         36,846       {1}        3,055,212
                                              =============          ======================          ================

   {1}     Adjustment to reflect acquisition of Gateway Distributors, LTD assets

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 20, 2001

                                            Gateway Distributors, Ltd.
                                            A Nevada Corporation


                                            By:     \s\ Rick Bailey
                                               -------------------------
                                            Name:    Rick Bailey
                                            Title:   President



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